Exhibit 31.1(a)

CERTIFICATIONS

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Alan Rae, certify that:

1. I have reviewed this amended annual report on Form 10-KSB/A of O2Diesel Corporation;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2004	/s/ Alan Rae

Alan Rae
Chief Executive Officer